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                                                                    EXHIBIT 10.6



                                [GRAPHIC OMITTED]

           UNIVERSAL ACCESS INCORPORATED PRIVATE LINE SERVICE CONTRACT

                                  SERVICE ORDER

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                               BILLING INFORMATION
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Anchor Tenant:                          Date:

Address:                                UAI Circuit Number:

                                        Contact Name:

City/State/Zip:                         Phone:

Quantity:             Product:   :

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                          SERVICE LOCATION INFORMATION

                              (TERMINATION POINTS)
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               LOCATION A                            LOCATION Z

Company Name:                           Company Name:

Address:                                Address:

City/State/Zip:                         City/State/Zip:

D-Marc:                                 D-Marc:

NPA/NXX:                                NPA/NXX:

Local Technical                         Local Technical
Contact:                                Contact:

Telephone:                              Telephone:

Fax:                                    Fax:

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                                  CHARGES/ TERM
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Customer MRR:                           Mileage:

Installation Fee:                       Term:

Expedite Fee:

Explanation:

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                                 AUTHORIZATIONS
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               CUSTOMER                        UNIVERSAL ACCESS, INC.

("UAI")

Signature: __________________________   Signature: __________________________


Print Name: _________________________   Print Name: _________________________

Title: ______________________________   Title: ______________________________

Date: _______________________________   Date: _______________________________


  Please see the attached Circuit Feature Sheet for technical detail. To ensure an accurate installation, this form must be completed and signed before an order can be processed.

               This Private Line Service Contract consists of this
                   Service Order and the Terms and Conditions.


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           UNIVERSAL ACCESS INCORPORATED PRIVATE LINE SERVICE CONTRACT

                              TERMS AND CONDITIONS

1 RATES AND CHARGES. For the Service(s) described in the Service Order, Customer shall pay to UAI the rates and charges set forth in said Service Order, which is incorporated by reference as if set forth in full herein.

2   PAYMENT.

    a) Nonrecurring charges, including, but not limited to, construction, are due prior to the installation date. Billing shall commence upon installation. All recurring charges shall be invoiced one month in advance, and Customer shall make all payments due and payable hereunder in U.S. Dollars within fifteen (15) calendar days of the date of Seller's invoice. Any payment not received within the fifteen (15) calendar day period shall be subject to UAI's standard late charge of 1 1/2% per month per annum.

    b) Customer agrees to pay any sales, use, gross receipts, excise, access, bypass or other local, state and Federal taxes or charges, imposed on or based upon the provision, sale or use of the Services provided. Taxes will be separately stated on Customer's invoice.

    c) If Customer in good faith disputes any portion of an invoice, it must pay the undisputed portion on or before the invoice due date and provide written notice to UAI of the billing dispute with the undisputed payment on or before the due date. If UAI in good faith disagrees with the billing dispute, the disputed amount shall then become immediately due and payable.

    d) UAI, at its discretion, may require Customer to place a deposit with UAI in an amount not to exceed two (2) months recurring charges.

    e) Customer authorizes UAI to review Customer's credit history, and Customer agrees to provide UAI with all necessary documentation to conduct this review.

    f) Customer may terminate this Contract upon thirty (30) calendar days written notice to UAI. In the event Customer cancels this Contract prior to the end of the Term of this Contract, Customer agrees to pay an early termination fee equal to the monthly recurring fee multiplied by the number of months remaining in the Term of this Contract. This termination fee is due within five (5) calendar days of the Billing End Date.

    g) If Customer cancels this Contract within twenty (20) calendar days prior to its estimated in-service date, Customer shall be liable for a cancellation fee equal to UAI's standard installation charge as detailed in the UAI Master Services Agreement, regardless of the installation charge stated in this Contract.

3 USE. Customer may use the Services for any lawful purpose for which they are intended, provided that Customer shall not use the Services so as to interfere with or impair service over any of the facilities and associated equipment comprising the UAI fiber optic cable network and associated equipment, or to impair the privacy of any communications over the fiber optic facilities and associated equipment of UAI.

4   SERVICE DATE AND TERM.

    a) UAI shall use reasonable efforts to make Services available by the estimated Service Date. UAI shall not be liable for any damages whatsoever resulting from delays in meeting any Service Dates. If the Services are in material non-compliance with applicable standard network specifications, Customer shall give UAI written notice within five (5) business days after Services are available to Customer. Customer shall be deemed to have accepted Services, and billing shall begin from the installation date, if no notice regarding material non-compliance is received by UAI within the notice period.

    b) Upon the expiration of the Term of this Contract (as printed on the Service Order page of this Contract), if Customer is not then in default hereunder and has not given UAI ninety (90) calendar days prior written notice of its intent to terminate this Contract, then the Term of this Contract shall be renewed automatically on a month-to-month basis.

5   CUSTOMER RESPONSIBILITIES.

    a) ACCESS: Customer is responsible for arranging access to any of the rights of way, conduit and equipment space necessary to provide Service on the premises so that UAI-authorized personnel, employees, or agents may install, repair, maintain, inspect, replace or remove any and all facilities and associated equipment provided by UAI. Access to such premises shall be made available at a time mutually agreeable to Customer and UAI. UAI shall also have the right to obtain access to its cable installed in Customer-provided conduit at any splice or junction box.

    b) PROVISION OF EQUIPMENT SPACE, CONDUIT, AND ELECTRICAL POWER: Customer shall provide the necessary equipment space, conduit, and electrical power required to terminate and maintain the facilities used to provide Service on all applicable premises without charge or cost to UAI. The space, conduit, and power must be made available to UAI on a timely basis. Customer shall be responsible for assuring that the equipment space and associated facilities, conduit and rights of way which it is providing are a safe place to work and are protected against fire, theft, vandalism or other casualty, and that the use thereof complies with all applicable laws, rules and regulations and with all applicable leases or other contractual agreements. C) GOVERNMENTAL AUTHORIZATIONS:
        Customer shall be responsible to obtain and continue in effect all government authorizations necessary to permit Customer to receive Service and comply with its obligations under this Contract.

    d) INTERCONNECTION FACILITIES: If Customer elects to order its own interconnection facilities, then any delay, liability, incompatibility or other impairment of interconnection facilities shall not excuse Customer's obligation to pay UAI all rates or charges applicable to Services, whether or not the Services are useable by Customer.

    e) PAYMENT: Customer is liable for and shall pay to UAI all rates, fees and charges which accrue hereunder for all Services during the entire Term of this Contract, regardless of whether Customer utilizes all or part of such Services during all or part of the Contract Term.

6   EQUIPMENT.

    a) Title: Customer expressly disclaims any right, title, perpetual right of use or any other interest in or to any equipment or property used or supplied by UAI under this Contract. Customer shall not create or permit to be created any liens or encumbrances relating to Customer's use of the Service or arising from the location of the equipment. Upon termination of Service, UAI shall remove its equipment and shall have the right, but not the obligation, to remove all other facilities from any applicable premises.

    b) Maintenance: UAI shall use reasonable efforts to maintain the Services in accordance with applicable performance standards thereof. Maintenance may be provided under separate contract. Additional fees may be applicable. Maintenance will be provided by UAI authorized vendors, subcontractors and/or underlying carriers. However, UAI shall have no responsibility for the maintenance and repair of facilities and equipment that it does not furnish, and UAI may assess Customer its standard charge for false call outs.

7   DEFAULT AND REMEDY.

    a) DEFAULT: A default shall occur if Customer (i) fails to make any payment required by this Contract and such failure remains uncorrected for five
        (5) business days from the payment due date; (ii) fails to perform or comply with any other material term or obligation required under this Contract and such failure remains uncorrected for thirty (30) calendar days after written notice of such failure is given to Customer from UAI; or (iii) experiences a material adverse change in Customer's creditworthiness.

    b) REMEDY: If Customer is in default, UAI may, at its option, (i) suspend all or part of Services to Customer; (ii) require additional assurances of payment, including a deposit; (iii) disconnect Services and terminate this Contract, requiring payment in full for all contracted Services; and (iv) pursue all remedies as may be available at law or in equity.

8   LIMITATIONS OF LIABILITY.

    a) LIABILITY FOR DAMAGES TO PROPERTY: UAI shall not be liable for any damages whatsoever to property at any Customer premises resulting from the installation, maintenance, repair or removal of equipment and associated wiring by UAI, unless the damage is caused by UAI's willful misconduct or gross negligence.

    b) LIABILITY FOR SERVICES AND EQUIPMENT NOT PROVIDED BY UAI: UAI shall not be liable for any damages whatsoever associated with any Service(s), channels, or equipment which it does not furnish or for any act or omission of any entity furnishing to Customer's facilities or equipment used for or with the Service.

    c) LIABILITY FOR FORCE MAJEURE EVENTS: UAI shall not be liable for any failure of performance or Service for reasons beyond its reasonable control including, but not limited to, Acts of God, fire, floods, governmental action, casualty, condemnation or loss of rights-of-way.

    d) LIABILITY FOR NEGLIGENCE OR FAULT OF CUSTOMER: UAI shall not be liable for any interruptions or damages due to the fault or negligence of Customer or due to the failure or malfunction of Customer-provided equipment or facilities.

    e) NO SPECIAL DAMAGES: IN NO EVENT SHALL UAI BE LIABLE TO CUSTOMER FOR ANY LOSS OF PROFIT OR REVENUE, OR FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, OR SIMILAR DAMAGES AS A RESULT OF ITS PERFORMANCE OR NONPERFORMANCE OF THIS CONTRACT.

    f) CUMULATIVE LIABILITY: In no event shall the cumulative liability of UAI under this Contract exceed the total payments paid by Customer to UAI hereunder.

9 TERMINATION. Notwithstanding its remedies for Default, UAI may terminate this Contract without liability and Customer's payment obligation will be apportioned if: a) the facilities used to provide Service are taken by exercise of condemnation or eminent domain; or

    b) the facilities are, in UAI's sole judgment, made inoperable or are economically or technologically infeasible to repair.

10 INDEMNIFICATION. Customer shall indemnify and hold harmless UAI and its affiliates from and against, and shall reimburse UAI and its affiliates for any and all losses, liabilities, deficiencies, claims, damages, costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by UAI or its affiliates arising from or in connection with: (a) any breach of any covenant or agreement contained in this Contract; (b) any misrepresentation or breach or any of the representations of Customer contained in this Contract; or (c) any claims which may be asserted by parties other than Customer who have use of or access to the Facilities through Customer.

11 ASSIGNMENT. UAI may transfer, assign, or otherwise in any manner encumber this Contract and its rights and obligations without Customer's prior written consent. Customer shall not transfer, assign, sublet, sell, encumber or otherwise its rights or obligation under this Contract without the prior written consent of UAI, whose consent shall not be unreasonably withheld.

12 WARRANTIES. EXCEPT AS SET FORTH IN THIS CONTRACT, UAI MAKES NO WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO ANY SERVICES. UAI SPECIFICALLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

13 MISCELLANEOUS. This Contract may be modified, waived or amended only by a written instrument signed by the party against which enforcement thereof is sought, shall be binding upon the parties' respective successors and assigns, and constitutes the entire agreement between UAI and Customer.

14 JURISDICTION. The rights and obligations of the parties under this Contract shall be governed by, construed and enforced in accordance with the laws of the State of Illinois, without regard to choice of law principles.

15 ATTORNEYS' FEES. In the event legal action is brought by UAI to enforce the terms of this Contract or to collect any moneys due hereunder, UAI shall be entitled to recover, in addition to any other remedy, reimbursement for reasonable attorneys' fees, court costs, costs of investigation and other related expenses incurred in connection therewith.

16 NOTICE. All notices required herein shall be in writing and delivered by registered or certified mail, postage pre-paid, or overnight courier, at the addresses stated in this Contract.